Knowledge Leaders Developed World ETF

(Ticker Symbol: KLDW)

A series of Investment Managers Series Trust

Supplement dated June 25, 2020, to the

Summary Prospectus dated May 22, 2020, as supplemented.

Effective June 30, 2020 (the “Effective Date”), the Knowledge Leaders Developed World ETF (the “ETF”) will replace its equity benchmark index, the MSCI World Index, with the Morningstar Developed Markets Large-Mid Cap Index. Accordingly, the “Average Annual Total Returns” table on page 5 of the Summary Prospectus is deleted and replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2019

Knowledge Leaders Developed World ETF	1 Year	3 Years	Since Inception (7-7-2015)
Return Before Taxes	25.91%	12.48%	9.66%
Return After Taxes on Distributions*	25.40%	12.18%	9.41%
Return After Taxes on Distributions and Sale of Fund Shares*	15.34%	9.68%	7.55%
Morningstar Developed Markets Large-Mid Cap Index †	27.56%	12.56%	9.30%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

†	Effective June 30, 2020, the ETF changed its primary performance benchmark from the MSCI World Index to the Morningstar Developed Markets Large-Mid Cap Index. Knowledge Leaders Capital, LLC, the ETF’s advisor, believes the Morningstar Developed Markets Large-Mid Cap Index is more transparent and has a clearer set of objective rules. Due to this assessment, the advisor believes the Morningstar Developed World Markets Large-Mid Cap Index represents a better equity benchmark with which to compare performance of Knowledge Leaders Developed World ETF.

Please file this Supplement with your records.